UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

ELSINORE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54002	27-0289010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4201 Connecticut Avenue, N.W., Suite 407, Washington, DC 22182
(Address of Principal Executive Offices) (Zip Code)

(202) 609-7756
(Registrant's telephone number, including area code)

___________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01                      Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference thereto.

Section 2 – Financial Information

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On November 30, 2012, Elsinore Services, Inc., a Delaware corporation (the “Company,” “we,” “our,” “us”) closed on the acquisition (the “Acquisition”) of Government-Buys, Inc. a Maryland corporation (“Government-Buys”).   The Acquisition was effected pursuant to the terms of a Stock Purchase Agreement, dated effective as of November 30, 2012 (the “Stock Purchase Agreement”), by and among the Company, Government-Buys and Gary Block, the sole stockholder of Government-Buys (the "Mr. Block"), under which we acquired all of the issued and outstanding shares of capital stock of Government-Buys (the “Government-Buys Stock”).

Government-Buys and its wholly-owned subsidiary, G4 Government-Solutions, Inc., specialize in facilitating transactions between government agencies, industry partners and contractors, employing a wide array of contract vehicles and strategies to ensure a timely and efficient procurement. Contractor partners include a number of small businesses, small disadvantaged, 8(a), Service-disabled, Native American and Alaskan Native owned firms.  Government-Buys’ principal executive offices are located in Bethesda, Maryland, a suburb of Washington, D.C.

As consideration for the execution of the Stock Purchase Agreement, we issued to Mr. Block 525,000 shares of our common stock (“SPA Shares”).  In addition, at closing and as consideration for our purchase of the outstanding shares of Government-Buys Stock, we paid or issued to Mr. Block the following: 525,000 shares of our common stock (the “Acquisition Shares”), (b) a promissory note in the aggregate principal amount of $542,500 (the “Acquisition Note”), and (c) a promissory note in the aggregate principal amount of $600,000 (the “Three Year Note”).

The Acquisition Note and Three Year Note bear interest at the rate of 6% per annum and may not be assigned or negotiated without our consent.  The principal amount of the Acquisition Note shall be due on or before ninety (90) calendar days after the Closing Date and shall be paid contemporaneously with the Company’s closing of major acquisition financing. The principal amount and accrued interest under the Three Year Promissory Note are payable in twelve (12) equal quarterly installment in immediately available United States’ funds with first payment on March 31, 2013 together with interest at the annual rate of six percent (6%) on the unpaid principal balance.

An event of default under the either the Acquisition Note or Three Year Note is deemed to have occurred if (i) we fail for any reason or for no reason to make any payment of the interest or principal under the note within ten days of the date due; (ii) we fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any material breach or default of any material provision of the note which is not cured within ten days notice of the default; or (iii) if any of the following events occurs or is commenced by or with  respect to us or any of our subsidiaries (excluding Government-Buys): there shall be commenced under any applicable bankruptcy or insolvency laws, or any other proceeding is commenced under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law relating to us or there is commenced against us any bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty-one (61) days; an adjudication of insolvency or bankruptcy; any order of relief or other order approving any such case or proceeding is entered; we suffer any appointment of any custodian, private or court appointed receiver for us or a substantial part of our property which continues undischarged or unstayed for a period of sixty-one days; we make a general assignment for the benefit of creditors; we fail to pay, or shall state that we are unable to pay, or we are unable to pay, our debts generally as they become due; we call a meeting of our creditors with a view to arranging a composition, adjustment or restructuring of our debts; we expressly indicate our consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by us for the purpose of effecting any of the foregoing. Upon the occurrence of an event of default, the entire principal balance and accrued interest outstanding under the applicable note and all other obligations under the note, become immediately due and payable and interest starts accruing on the unpaid principal balance at a rate of 18% per annum or the highest rate permitted by applicable law, if lower, and the holder is entitled to seek and institute any and all remedies available to him.

The purchase price we paid at closing represented by the principal amount of the Three Year Note is subject to adjustment under the following circumstance.  If the audited closing balance sheet for Government-Buys (the “Audited Balance Sheet”) reveals that the liabilities of Government-Buys (including deferred revenue) exceed the liabilities set forth on the balance sheet delivered to us at closing by Government-Buys (the “Closing Balance Sheet”), the principal amount of the Three Year Note will be reduced by $1.00 for each $1.00 that Government-Buys’ liabilities (including deferred revenue) set forth on the Audited Balance Sheet exceed the liabilities set forth in the Closing Balance Sheet.

The offering of the foregoing securities in connection with the Acquisition was and will be made exclusively to an accredited investor pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

We granted to Mr. Block a repurchase option with regard to the Government-Buys Stock that is triggered in the event: (a) we fail to pay the principal amount under the Acquisition Note or  (b) at any time prior to the payment of all amounts due under the terms of the Acquisition Note, we shall intend to sell the Government-Buys Stock or all or substantially all of the assets of the Government-Buys to a third party, we are required to give the Mr. Block 45 days’ advance written notice of such a proposed transaction.  If one of these events occurs, Mr. Block has an option (the “Repurchase Option”) to re-purchase from us all (but not less than all) of the Government-Buys Stock for nominal consideration.  Upon the exercise of the Repurchase Option, we will have no further liability or obligation to Mr. Block under the Stock Purchase Agreement and related transaction documents; the Acquisition Note and the Three Year Note shall automatically terminate and Mr. Block is required to repay any principal amount previously paid by us under such notes; and Mr. Block is required to return 525,000 shares of common stock, the Acquisition Shares, but has the right to retain the remaining 525,000 shares of common stock, the SPA Shares..

Mr. Block has agreed not to compete with the business of Government-Buys for one year following the termination or expiration of his employment agreement with Government-Buys and is prohibited from soliciting the clients, customers or employees of Government-Buys for a period of three years following the termination or expiration of his employment agreement. The Stock Purchase Agreement also contains certain representations and warranties of the parties, conditions to closing and certain indemnification provisions.

Effective as of the closing date, Government-Buys entered into an employment agreement with Mr. Block pursuant to which Government-Buys agreed to employ Mr. Block as Executive Vice President, Sales.  The employment agreement is for a term of twenty four (24) months and will automatically renew for successive additional one year periods unless, 30 days prior to the expiration of any such term, Government-Buys or Mr. Block elects not to renew the agreement.  The agreement is terminable at will following the initial twenty-four (24) month term, will automatically terminate upon Mr. Block’s death or disability, or, during the initial twenty-four (24) month term, for cause upon thirty days’ prior written notice. We agreed to pay Mr. Block a base salary of $15,000 per month and to provide a 50% annual bonus in the event certain performance criteria are met. In addition, Mr. Block shall participate in a commission plan for an additional 20% of the gross margin of revenue generated from sales or services originated by Mr. Block which bonus shall be paid on a quarterly basis in arrears and in all cases subject to Mr. Block’s collection of the proceeds from such sale or provision of services.  Also, Mr. Block may participate in our employee benefit and welfare plans and in our employee stock option plan.

On December 5, 2012, we emailed all current shareholders (“Email Notice”) announcing the closing of the Acquisition.  A copy of the Email Notice is attached as Exhibit 99.1 hereto.

In connection with the foregoing, we relied upon the exemption from the registration requirements under the Securities Act set forth in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder.  The securities have not been registered and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The foregoing summary of the Stock Purchase Agreement and each of the other transaction documents (the “Transaction Documents”) does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, filed as Exhibit 2.1 hereto, and certain of the related Transaction Documents, filed as Exhibits 10.1 through 10.3 hereto, and which are incorporated herein by reference thereto. The Stock Purchase Agreement and each such Transaction Document have been filed as exhibits hereto in order to provide investors information material to the Acquisition.  Each such agreement or Transaction Document contains certain representations and warranties of the parties to such agreement or Transaction Document made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are subject to important qualifications and limitations agreed to by the Company and the other parties to each such agreement or Transaction Document in connection with the negotiation of each such agreement or Transaction Document.  Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances as of any specified date as they were used for the specific purpose of allocating risk between and among the Company and the other parties to the agreements or Transaction Documents, rather than to establish any matter as a fact.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference thereto.

Section 3 – Securities and Trading Markets

Item 3.02                      Unregistered Sales of Equity Securities.

On November 30, 2012, upon execution of the Stock Purchase Agreement, we issued to Mr. Block, who is an accredited investor, 525,000 shares of our common stock (the “SPA Shares”).  Also, at the closing of the Acquisition and as consideration for the shares of Government-Buys that we purchased pursuant to the Acquisition, we issued to Mr. Block (i) a non-negotiable promissory note in the principal amount of $542,500 due on or before ninety (90) calendar days after the Closing Date and shall be paid contemporaneously with the Company’s closing of major acquisition financing; (ii) a non-negotiable promissory note in the principal amount of $600,000 payable in twelve (12) equal quarterly installment in immediately available United States’ funds with first payment on March 31, 2013 together with interest at the annual rate of six percent (6%) on the unpaid principal balance and (iii) 525,000 shares of our common stock (the “Acquisition Shares”).  The disclosure set forth under Item 2.01 above is incorporated herein by reference thereto.  The foregoing securities were issued and sold to such accredited investor in reliance upon the exemption from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Section 8 - Other Events

Item 8.01                      Other Events.

The disclosure set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference thereto.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

As of the date that this Current Report on Form 8-K is being filed with the Securities and Exchange Commission (“SEC”), it is not practical for the Registrant to provide the financial statements required pursuant to Item 9.01(a) of the Form 8-K giving effect to the acquisition of the issued and outstanding shares of common stock of Government-Buys, Inc.  The Registrant anticipates that such financial statements will be filed with the SEC under cover of an amendment to this Form 8-K as soon as practicable but in any event not later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b)	Pro forma financial information.

As of the date that this Current Report on Form 8-K is being filed with the SEC, it is not practical for the Registrant to provide the pro forma financial information required pursuant to Item 9.01(b) of the Form 8-K giving effect to the acquisition of the issued and outstanding shares of common stock of Government-Buys, Inc.  The Registrant anticipates that such pro forma financial information will be filed with the SEC under cover of an amendment to this Form 8-K as soon as practicable but in any event not later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Exhibit Description
2.1	Stock Purchase Agreement, dated November 30, 2012, by and among Elsinore Services, Inc., Government-Buys, Inc., and Gary Block, filed herewith.
10.1	Acquisition Note, dated November 30, 2012, filed herewith.
10.2	Three Year Note, dated November 30, 2012, filed herewith.
10.3	Employment Agreement, dated November 30, 2012, between Government-Buys, Inc., and Gary Block, filed herewith.
99.1	Email Notice to Shareholders dated December 5, 2012, filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELSINORE SERVICES, INC.

Date: December 5, 2012	By:	/s/ Arne Dunhem
Arne Dunhem
Chief Executive Officer